CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

DERIVED INFORMATION   [3/30/04]

[$355,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$700,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.  Approximately 11.6% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

			% of	Gross	Gross	Gross	Gross
			Balance	Rate	Margin	Lifecap	Lifefloor
FICO	Count	Balance	(%)	(%)	(%)	(%)	(%)
Unavailable	4	285,683	0.0	8.63	9.05	6.56	9.74
491 - 500	3	453,508	0.1	8.11	7.53	6.77	8.11
501 - 510	43	5,889,715	0.9	8.05	6.94	6.27	8.08
511 - 520	69	11,732,719	1.7	7.96	6.95	6.56	7.99
521 - 530	97	14,187,854	2.1	8.18	7.24	6.32	8.17
531 - 540	96	16,796,689	2.4	8.21	7.31	6.37	8.23
541 - 550	147	24,025,626	3.5	7.89	6.92	6.26	7.90
551 - 560	180	28,113,457	4.1	7.83	7.05	6.43	7.86
561 - 570	171	25,615,195	3.7	7.65	7.04	6.37	7.68
571 - 580	224	36,030,300	5.2	7.38	6.89	6.55	7.43
581 - 590	307	55,758,543	8.1	7.20	6.70	6.30	7.18
591 - 600	246	40,397,457	5.8	7.17	6.74	6.37	7.19
601 - 610	271	47,630,534	6.9	7.14	6.58	6.49	7.19
611 - 620	246	44,230,485	6.4	6.95	6.47	6.40	6.98
621 - 630	326	59,354,046	8.6	6.92	6.40	6.48	6.82
631 - 640	280	46,177,816	6.7	7.03	6.24	6.51	6.83
641 - 650	204	36,126,011	5.2	6.76	6.22	6.44	6.67
651 - 660	164	28,268,773	4.1	6.92	6.22	6.37	6.80
661 - 670	211	38,253,276	5.5	6.71	6.02	6.45	6.45
671 - 680	138	23,464,175	3.4	6.96	6.21	6.32	6.67
681 - 690	146	23,887,773	3.5	6.78	5.89	6.52	6.51
691 - 700	102	19,735,373	2.9	6.77	6.33	6.60	6.48
701 - 710	91	15,357,340	2.2	6.98	6.17	6.48	6.90
711 - 720	59	9,227,606	1.3	7.09	6.17	6.40	6.79
721 - 730	57	10,006,677	1.4	6.70	5.93	6.56	6.50
731 - 740	51	8,804,142	1.3	6.37	5.69	6.26	6.09
741 - 750	36	6,470,065	0.9	6.65	6.24	6.64	6.20
751 - 760	17	3,305,807	0.5	6.74	5.98	6.84	6.68
761 - 770	28	5,174,727	0.7	7.32	6.46	6.40	7.35
771 - 780	14	2,110,658	0.3	6.65	6.39	6.92	6.41
781 - 790	9	1,636,697	0.2	6.59	5.55	6.80	6.22
791 - 800	9	2,209,710	0.3	6.15	5.66	6.67	6.11
801 - 810	5	852,755	0.1	5.74	5.86	6.44	5.61
Total:	4,051	691,571,196	100.0	7.15	6.55	6.43	7.13

	Master &	Sched		Orig	Initial	Periodic	Month
	Sub Serv	Rem	Rem	Amort	Cap	Cap	to Next	LTV		Avg
FICO	Fees (%)	Term	Amort	Term	(%)	(%)	Adj	(%)	FICOs	Balance
Unavailable	0.50	358	358	360	3.00	1.28	24	74.9	0	71,421
491 - 500	0.50	358	358	360	3.00	1.39	25	77.6	500	151,169
501 - 510	0.50	358	358	360	2.79	1.20	24	73.1	506	136,970
511 - 520	0.50	358	358	360	2.95	1.26	23	73.1	516	170,039
521 - 530	0.50	358	358	360	2.99	1.16	23	74.5	526	146,267
531 - 540	0.50	358	358	360	2.97	1.18	23	74.7	535	174,966
541 - 550	0.50	358	358	360	2.99	1.16	23	75.3	545	163,440
551 - 560	0.50	358	358	360	2.97	1.21	23	76.8	556	156,186
561 - 570	0.50	356	356	357	3.00	1.17	24	77.3	566	149,796
571 - 580	0.50	356	356	357	2.99	1.21	24	79.8	576	160,850
581 - 590	0.50	357	358	360	2.96	1.20	24	80.3	585	181,624
591 - 600	0.50	355	356	357	3.00	1.21	23	81.7	595	164,217
601 - 610	0.50	358	358	359	2.93	1.28	24	82.7	605	175,758
611 - 620	0.51	358	358	359	2.96	1.24	24	81.1	615	179,799
621 - 630	0.50	356	356	357	2.95	1.27	25	81.5	625	182,068
631 - 640	0.50	351	353	355	2.94	1.27	24	81.4	635	164,921
641 - 650	0.51	351	352	354	2.99	1.21	25	80.7	645	177,088
651 - 660	0.51	355	355	357	2.87	1.23	25	81.4	656	172,371
661 - 670	0.54	355	356	357	3.01	1.25	24	80.8	665	181,295
671 - 680	0.53	352	352	354	2.99	1.20	25	82.7	675	170,030
681 - 690	0.50	352	352	354	2.93	1.27	24	82.4	685	163,615
691 - 700	0.52	354	354	356	2.96	1.31	25	83.1	696	193,484
701 - 710	0.51	357	357	359	2.91	1.27	24	82.2	705	168,762
711 - 720	0.51	356	356	358	2.98	1.21	23	82.8	716	156,400
721 - 730	0.50	356	356	358	3.09	1.22	27	79.5	726	175,556
731 - 740	0.50	356	356	358	3.04	1.21	26	82.0	735	172,630
741 - 750	0.57	357	357	359	2.97	1.30	24	83.6	745	179,724
751 - 760	0.50	359	359	359	2.72	1.38	28	84.9	756	194,459
761 - 770	0.56	356	356	358	3.00	1.26	23	83.3	765	184,812
771 - 780	0.50	351	351	354	3.00	1.46	23	80.3	777	150,761
781 - 790	0.61	355	355	357	2.20	1.40	24	77.9	784	181,855
791 - 800	0.50	358	358	360	2.84	1.34	25	73.4	796	245,523
801 - 810	0.50	358	358	360	3.00	1.22	22	83.0	804	170,551
Total:	0.51	356	356	358	2.96	1.23	24	80.3	622	170,716